Exhibit 99.2
March 31, 2009 Quarterly Results May 6, 2009

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward- looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward- looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

Phil Heasley, Chief Executive Officer Ron Totaro, Chief Operating Officer Scott Behrens, Chief Financial Officer Q&A: Phil Heasley, Ron Totaro and Scott Behrens

Ron Totaro, Chief Operating Officer Business Review

Q1 2009 Update Very similar business performance to prior year Revenue and sales mirrored Q1-08 Pipeline for Q2 and beyond robust Sales of $61 million, down $3 million versus Q1-08 sales Demonstrated market interest in our products as evidenced by more sales of new accounts than in March 2008 quarter Fewer term renewals this quarter; anticipate larger extensions in US and EMEA banks in the June quarter Slippage in EMEA due to longer procurement cycles and some bank budgetary delays due to nationalization of banks IBM Alliance sales 35% ahead of last year first quarter Pipeline for Q2 currently looks stronger than our actual performance last year in the same quarter

Q1 2009 Sales Results Q1 2009 had strong new account sales performance compared to prior year but fewer term extensions as a result of timing Weaker than anticipated sales in EMEA as sales processes were impacted by bank nationalizations and later budgetary cycles at many big European banks, a lot of sales renewals 'in cycle' for Q2 Top 5 customers accounted for 27% of sales dollars in the quarter as compared to 45% in Q4-08 and 35% of sales in the preceding year quarter Weaker performance versus prior year quarter due to: Lack of any sizable one-off term renewals or capacity; some mandatory renewals expected in Q2-09 Sluggish sales growth in EMEA and Asia mitigated by better than expected sales in the US region Negative variance in term extensions due to customers signing as close as possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates possible to their expiry dates

Q1 2009 Channel Sales Results Sales (net of Term Extensions) Term Extension Sales Total Sales Q1 2009 v Q1 2008 Channel Performance: Americas ... Top 5 customers accounted for $16.3 million of sales in Q1- 09 vs. $5.9 million of sales in Q1- 08. Americas strong sales driven by two major renewals (in Latin America and the US), a new ACI Enterprise Banker deal and several new ACI Retail Commerce Server deals. EMEA ... Top 5 customers accounted for $5.7 million of sales in Q1- 09 vs. $18.5 million of sales in Q1- 08. EMEA 2008-09 sales variance driven by one prior- year large renewal as well as a capacity deal. Asia-Pacific ... Top 5 customers accounted for $3.0 million of sales in Q1- 09 vs. $9.2 million of sales in Q1- 08. Asia-Pacific 2008-09 sales variance driven by a term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period. term extension and a new deal in prior year period.

Historic Sales By Quarter 2008-2009 Historic Sales By Quarter 2008-2009

Americas Q1 2009 Highlights Revenue Performance Y-o-Y: Americas Q1-09 revenue of $49.9 million was up ~$6 million vs. Q1-08 Growth in monthly recurring revenues of $2.5 million Implementation Services Fees increased $2.5 million MasterCard Standard Chartered Bank Key Sales Highlights Total Channel sales of $38.9 million 2 New ACI Retail Commerce Server Accounts (Harris Teeter & SuperValu) SuperVALU purchased ACI Retail Commerce Server in an AOD environment Other Noteworthy Items Revenue impacted by y-o-y ~$0.6 million of CND FX decline Personnel related costs down y-o-y ~$1.7 million (FX adjusted )

EMEA Q1 2009 Highlights Revenue Performance Y-o-Y: EMEA Q1-09 revenue of $29.0m, down ~ $8 million versus Q1-08 License fees declined on an FX-adjusted basis due to a capacity deal of $4.2 million recognized in the prior-year quarter Services and maintenance revenue showed strong growth in Q1-09 Key Sales Highlights New Applications - ACI Proactive Risk ManagerTM at Oman Arab Bank, ACI Commerce GatewayTM at Satim, BASE24-epsTM at Commercial Bank of Dubai, ASSET at FDI Slovakia New Accounts - Central Bank of Oman (BASE24-epsTM and ASSET) Noteworthy Items An ~20% softening in GBP and Euro FX rates vs. USD adversely impacted the quarterly performance by ~ $4.9 million compared to prior-year quarter Many large European banks only completed 2009 budgets in March which led to few sizable sales deals in first quarter

Asia-Pacific Q1 2009 Highlights Revenue Performance Y-o-Y: Asia Pacific Q1-09 revenue of $9.3 million essentially flat versus prior- year quarter Key Sales Highlights Q1-09 Sales $4.6 million vs. $14.0 million in prior year driven by Prior year sales of large wholesale contracts in Korea and in Malaysia as well as two Korean contracts for BASE24 products Q1-09 major contract for term extension and BASE24-epsTM migration at Metropolitan Bank & Trust Company in the Philippines Two new applications added in Thailand and in the Philippines Noteworthy Item Negatively impacted by foreign exchange of ~ $0.5 million mainly due to Australia/NZ currency depreciation

Organization Update Product Management Organization New Chief Product Officer building out his organization Rolling out general managers by product Services Organization New heads in Asia and in EMEA now in place (March 09) Assessing services operations- rates, utilization and billed expenses as well as process, infrastructure and tools Sizing the market and service inputs in conjunction with product management & sales Focus on geographies with profitable growth

Financial Review Scott Behrens, Chief Financial Officer

Key Takeaways from the Quarter Revenue reduction of 3%; achieved $88.2 million in the current quarter versus $90.7 million in March 2008 quarter Strengthening of US $ resulted in ~$6 million decline in global revenue Revenue decrease in initial software license fees linked to terms/capacity Continuing trend of recurring revenue growth- achieved a rise of ~ $1 million in recurring monthly license fee revenue over prior year quarter Sales were slightly weaker than prior-year first quarter Improvement in new accounts offset by lack of significant term renewals Operating Loss of $2.1 million flat over prior year

Takeaways from the Quarter (cont) OFCF was impacted by decrease in cash receipts Timing of ~ $6 million in trade receivables Expenses decreased $2.4 million versus prior- year quarter primarily due to: Approximately $8 million FX benefit Approximately $4 million in restructuring benefit $5 million in professional fees/severance and business reinvestment Both FX and interest rate swaps were negative contributors in the quarter in the combined amount of approximately $1.2 million

Expense Walk Q1 2008 to Q1 2009 Professional fees of approximately $2.6 million were related to: Recruitment fees Consulting fees related to operational process improvement Professional legal and audit fees related to the Q1 2008 restatement Professional legal and audit fees related to the Q1 2008 restatement Professional legal and audit fees related to the Q1 2008 restatement Professional legal and audit fees related to the Q1 2008 restatement Professional legal and audit fees related to the Q1 2008 restatement

Backlog is Still a Significant Contributor to current period Revenue Similar to Q1-08, revenue derived primarily from backlog Sold smaller number of term extensions versus prior-year quarter as customer accounts expiring in Q2 did not sign early 60-month backlog contribution to revenue relatively consistent over prior- year quarter year quarter year quarter year quarter year quarter year quarter

Enhanced Operating Expense Presentation Cost of Software redefined as amortization of purchased technology AND third party product royalties Definition now in sync with industry standards Product Management costs reclassified primarily to R&D Depreciation & Amortization (except for purchased technology) broken out on separate line item Prior period amounts reclassified to conform to current presentation No impact to prior period total expenses or net income

Re-affirmation of Guidance Phasing is consistent with what we expected upon announcement of Q4 and annual guidance in February Do not currently anticipate any change in guidance Expect Q2 sales figures to comfortably exceed prior year Q2 sales of $99.9 million Q2 sales of $99.9 million Q2 sales of $99.9 million Q2 sales of $99.9 million Q2 sales of $99.9 million Q2 sales of $99.9 million

Appendix

Operating Free Cash Flow ($ millions) Quarter Ended March 31, Quarter Ended March 31, 2009 2008 Net cash provided by operating activities* $2.8 $ 46.5 Adjustments: Net after-tax cash payments associated with employee-related actions 1.6 0.5 Early termination of facility 0.0 0.6 Less capital expenditures (5.3) (2.6) Less alliance Technical enablement expenditures (1.7) (0.9) Proceeds from alliance agreement 0.0 1.2 Operating Free Cash Flow $(2.6) $45.3 *OFCF is defined as net cash provided (used) by operating activities, excluding cash payments associated with the early termination of leases, cash payments associated with one-time employee related actions, less capital expenditures and plus or minus net proceeds from IBM. All figures estimated tax effect at 35%.

60-Month Backlog ($ millions) Quarter Ended Quarter Ended Quarter Ended March 31, December 31, March 31, 2009 2008 2008 Americas $791 $771 $730 EMEA 466 480 523 Asia/Pacific 153 156 154 Backlog 60-Month $1,410 $1,407 $1,408 ACI Deferred Revenue $137 $124 $137 ACI Other 1,273 1,282 1,271 Backlog 60-Month $1,410 $1,407 $1,408

Revenues by Channel ($ millions) Quarter Ended March 31, Quarter Ended March 31, 2009 2008 Revenues: United States $36.3 $32.7 Americas International 13.6 11.3 Americas $49.9 $44.0 EMEA 29.0 37.3 Asia/Pacific 9.3 9.4 Revenues $88.2 $90.7

Monthly Recurring Revenue ($ millions) Quarter Ended March 31, Quarter Ended March 31, 2009 2008 Monthly license fees $17.7 $16.8 Maintenance fees 31.4 31.4 Processing Services 8.3 8.1 Monthly Recurring Revenue $57.4 $56.3

Deferred Revenue & Expense ($ millions) Quarter Ended Quarter Ended Quarter Ended Quarter Ended March 31, December 31, March 31, December 31, 2009 2008 2008 2007 Short Term Deferred Revenue $111.5 $99.9 $137.3 $115.5 Long Term Deferred Revenue $25.7 $24.3 $20.3 $27.3 Total Deferred Revenue $137.2 $124.2 $157.6 $142.8 Total Deferred Expense $12.4 $11.3 $12.7 $11.4

Non-Cash Compensation, Acquisition Intangibles and Non-Recurring Items Quarter ended March 31, 2009 Quarter ended March 31, 2009 Quarter ended March 31, 2008 Quarter ended March 31, 2008 Non-recurring items EPS Impact* $ in Millions EPS Impact* $ in Millions Employee Related Non-recurring items $0.01 $0.2 $0.00 $0.0 Amortization of acquisition-related intangibles and software 0.05 1.9 0.06 2.0 Non-cash equity-based compensation 0.05 1.7 0.05 1.7 Total: $0.11 $3.8 $0.11 $3.7 * Tax Effected at 35%

Other Income / Expense ($ millions) Quarter Ended Quarter Ended Quarter Ended Quarter Ended March 31, 2009 December 31, 2008 March 31, 2008 December 31, 2007 Interest Income $0.3 $0.7 $0.6 $0.8 Interest Expense (0.8) (1.5) (1.4) (1.4) FX Gain / Loss (0.7) 9.3 3.7 1.9 Interest Rate Swap Loss (0.4) (4.3) (3.7) (2.5) Other 0.0 0.2 (0.2) 0.2 Total Other Income (Expense) ($1.6) $4.4 ($1.0) ($1.0)

Sales by Channel and Product Division ($ millions) Quarter Ended Quarter Ended Quarter Ended Quarter Ended Quarter Ended March 31, 2009 December 31, 2008 September 30, 2008 June 30, 2008 March 31, 2008 Sales by Channel: Americas $38.9 $119.6 $46.8 $49.9 $19.2 EMEA 17.4 47.1 53.0 42.4 30.6 Asia Pacific 4.6 22.6 6.8 7.6 14.0 Total Sales $60.8 $189.3 $106.6 $99.9 $63.8 Sales by Product Division: Retail Products $36.3 $134.3 $70.0 $55.6 $45.8 Wholesale Payments 11.4 30.3 17.6 24.9 14.4 Risk Management 4.9 14.7 5.5 5.1 1.1 Application Services 8.2 10.0 13.5 14.3 2.5 Total Sales $60.8 $189.3 $106.6 $99.9 $63.8

Non-GAAP Financial Measures ACI is presenting operating free cash flow, which is defined as net cash provided (used) by operating activities, excluding cash payments associated with one-time employee related actions, cash payments associated with early termination of leases, less capital expenditures and plus or minus net proceeds from IBM. Operating free cash flow is considered a non- GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided (used) by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. We also believe that this measure can assist investors in comparing our performance to that of other companies on a consistent basis without regard to certain items, which do not directly affect our ongoing cash flow. flow. flow. flow. flow. flow. flow. flow. flow. flow. flow. flow. flow. flow. flow. flow. flow. flow. flow.

Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. ACI also includes backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates. Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. Non-recurring license arrangements are assumed to renew as recurring revenue streams. Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. Our pricing policies and practices are assumed to remain constant over the 60-month backlog period. Non-GAAP Financial Measures

Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management's control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer's industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Non-GAAP Financial Measures

Reclassification and Trademarks The Company redefined its cost of software license fees in order to better conform to industry practice. The definition has been revised to be third-party software royalties as well as the amortization of purchased technology. Previously, cost of software license fees also included certain costs associated with maintaining software products that have already been developed and directing future product development efforts. These costs included human resource costs and other incidental costs related to product management, documentation, publications and education. These costs have now been reclassified to research and development and cost of maintenance and services. All products are trademarks or registered trademarks of their respective companies.

Forward Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as "believes," " will," "expects," "anticipates," "intends," and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding the: (a) expectations and assumptions regarding the Company's sales pipeline for the second quarter and 2009 sales performance, (b) expectations regarding term renewal opportunities in EMEA and 2009 opportunities in the Americas, EMEA and Asia Pacific; (c) expectations and assumptions for 2009 sales, revenue, and GAAP operating income. Forward-looking statements can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining our actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements, and our business, financial condition and results of operations could be materially and adversely affected. In addition, we disclaim any obligation to update any forward-looking statements after the date of this press release, except as required by law. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. . Such factors include, but are not limited to, risks related to the global financial crisis, restrictions and other financial covenants in our credit facility, volatility and disruption of the capital and credit markets, our restructuring efforts, the restatement of our financial statements, consolidation in the financial services industry, changes in the financial services industry, the accuracy of backlog estimates, material weaknesses in our internal control over financial reporting, our tax positions, volatility in our stock price, risks from operating internationally, increased competition, our offshore software development activities, the performance of our strategic product, BASE24-eps, the maturity of certain legacy retail payment products, demand for our products, our alliance with IBM, our outsourcing agreement with IBM, the complexity of our products and the risk that they may contain hidden defects, governmental regulations and industry standards, our compliance with privacy regulations, system failures, the protection of our intellectual property, future acquisitions and investments and litigation. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K.